SECOND AMENDMENT TO FIFTH
AMENDED AND RESTATED CREDIT AGREEMENT
This Second Amendment to Fifth Amended and Restated Credit Agreement (the “Amendment”) is made as of July 31, 2014, by and among Inland Real Estate Corporation (the “Borrower”), KeyBank National Association, individually and as “Administrative Agent,” and the “Lenders” as shown on the signature pages hereof.
R E C I T A L S
A.    Borrower, Administrative Agent and the Lenders have entered into a Fifth Amended and Restated Credit Agreement dated as of August 21, 2012, as reformed and modified by a Reformation and Modification thereof dated April 23, 2013 but effective as of August 21, 2012, a Reformation and Modification thereof dated July 3, 2014 but effective as of August 21, 2012 and First Amendment to Fifth Amended and Restated Credit Agreement dated as of August 23, 2013 (as amended, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.
B.    The Borrower, Administrative Agent and the Lenders now desire to amend the Credit Agreement in order to extend the term thereof, to increase the Aggregate Commitment thereunder and to modify certain of the other provisions contained therein.
NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
1.The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.
2.This Amendment shall be effective from and after the date (the “Effective Date”) on which this Amendment has been executed by Borrower and the Lenders and all fees due to the Administrative Agent and the Lenders in connection with the execution and delivery of this Amendment have been paid in full.
3.Pursuant to Section 2.4 of the Credit Agreement, at Borrower’s request, each of the Lenders shown on the signature pages hereto as having increased their respective Commitments (the “Increasing Lenders”) and each of the banks joining in the Credit Agreement (the “New Lenders”) hereby agrees to increase or establish its Commitment as of the Effective Date in the amount shown on such signature page so that the Aggregate Commitment as of the Effective Date shall be $275,000,000. Borrower and Administrative Agent shall arrange for the Increasing Lenders and New Lenders either to purchase shares of outstanding Loans held by the other Lenders or to fund more than its or their Percentage of new Advances made on the Effective Date, all in accordance with Section 2.4 so that the outstanding Advances held by the Increasing Lenders and New Lenders as of the close of business on the Effective Date shall reflect the revised Percentages resulting from such new and increased Commitments. The Borrower shall on or before the Effective Date execute and deliver to each New Lender a Note to evidence the Loans to be made by such new Lender.
4.The following definitions in Article I of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

“Capitalization Rate” means 7.00%.
“Facility Termination Date” means July 30, 2018, subject to extension as provided for in Section 2.3.
“Investment Grade Rating” means a Credit Rating of BBB-/Baa3 or better from at least two (2) of S&P, Fitch and Moody’s.
“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans not exceeding $50,000,000.
“Unused Fee Percentage” means, with respect to any day during a calendar quarter, (i) 0.15% per annum, if the sum of the Advances and Facility Letter of Credit Obligations outstanding on such day is more than 50% of the Aggregate Commitment, or (ii) 0.25% per annum if the sum of the Advances and Facility Letter of Credit Obligations outstanding on such day is 50% or less than the Aggregate Commitment.
5.The following definitions are added to Article I of the Credit Agreement:
“Unencumbered Annualized Interest” means, as of any date of determination, the greater of (a) actual incurred interest expense on Unsecured Indebtedness for the last four (4) fiscal quarters of the Borrower for which financial results have been reported, or (b) an amount equal to the product of (i) the outstanding amount of Unsecured Indebtedness as of such date and (ii) six percent (6%).
“Ratings Based Effective Date” has the meaning set forth in Schedule 8 (Revised) attached hereto.
6.The definition of “Implied Debt Service” in Article I of the Credit Agreement is hereby deleted in its entirety.
7.The following definition in Article I of the Credit Agreement is hereby amended as follows:
“Required Lenders” is hereby amended by (i) deleting the two references to “at least 66 2/3%” and replacing those with references to “greater than 50%" and (ii) deleting the reference to “more than 66 2/3%” and replacing it with a reference to “more than 50%”.
8.Section 2.4 of the Credit Agreement, titled Termination or Increase in Aggregate Commitment, is hereby amended (i) by deleting the second sentence thereof and replacing it with the following: “The Borrower shall also have the right from time to time to increase the Aggregate Commitment provided that the amount of any such increase (the “Maximum Commitment Increase”), when added to (A) the Aggregate Commitment prior to such increase, and (B) the then‑current outstanding amount of the Term Loan, shall not exceed $675,000,000” and (ii) by deleting the last sentence thereof.
9.Section 2.6 of the Credit Agreement, titled Facility Fee, is hereby amended by deleting the text in the first sentence “From and after the date that Borrower obtains an Investment Grade Rating from at least two (2) of Moody’s, Fitch and S&P” and replacing with the text “From and after the Ratings Based Effective Date”.

10.Section 2.7 of the Credit Agreement, titled Unused Fee, is hereby amended by deleting the last sentence thereof and replacing it with the following:
“From and after the Ratings Based Effective Date, no further Unused Fees shall accrue hereunder.”
11.Section 6.13 of the Credit Agreement, titled Delivery and Release of Subsidiary Guaranties, is hereby amended by deleting the first sentence in existing subsection (c) of such Section 6.13 and replacing it with the following:
“The Subsidiary Guaranty shall continue in full force and effect until the Ratings Based Effective Date.”
12.Section 6.20 of the Credit Agreement, titled Consolidated Net Worth, is hereby deleted and replaced with the following:
"6.20.    Consolidated Net Worth. The Borrower shall maintain a Consolidated Net Worth of not less than $850,000,000 plus eighty percent (80%) of the equity contributions or sales of treasury stock received by the Borrower after the Effective Date of the Second Amendment to this Agreement."
13.Section 6.21 of the Credit Agreement, titled Indebtedness and Cash Flow Covenants, is hereby amended by:
a)deleting the reference to “$500,000,000” in subsection 6.21(e) and replacing it with a reference to “$600,000,000"; and
b)deleting existing subsection 6.21(f) and replacing it with the following:
“(f) Adjusted Unencumbered NOI to be less than 1.75 times Unencumbered Annualized Interest.”
14.Section 6.23 of the Credit Agreement, titled Permitted Investments, is hereby amended by (a) deleting the reference to “twenty percent (20%)” in Subsection 6.23(b) and replacing it with “twenty-five percent (25%)” and (b) deleting the reference to “twenty-five percent (25%) in Subsection 6.23(g) and replacing it with to “thirty percent (30%).”
15.Section 8.2 of the Loan Agreement, titled Amendments, is hereby amended by deleting subsection (d) thereof and replacing it with: “(d) Increase the Aggregate Commitment, except as and to the extent provided in Section 2.4.”
16.Schedule 8 to the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 8 (Revised) attached to this Amendment.
17.Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Unmatured Default, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of such date and Borrower has no offsets or claims against any of the Lenders.
18.The undersigned Subsidiaries of the Borrower, having executed and joined in this Amendment as shown below, jointly and severally, hereby (i) approve and ratify this Amendment, (ii) confirm that they have previously joined in, or hereby join in, the Subsidiary Guaranty, that they are Subsidiary Guarantors under the Subsidiary Guaranty and that their obligations under the Subsidiary Guaranty will continue in full force and effect and (iii) agree to fully and timely perform each and every obligation of a Subsidiary Guarantor under such Subsidiary Guaranty.
19.As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.
20.This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
[Signature pages follow.]

IN WITNESS WHEREOF, the Borrower and the Lenders have executed this Amendment as of the date first above written.
BORROWER:
INLAND REAL ESTATE CORPORATION

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

2901 Butterfield Road
Oak Brook, Illinois
Phone: 630-218-7351
Facsimile: 630-218-7350
Attention: Mark E. Zalatoris
zalatoris@inlandrealestate.com

The undersigned, being all of the Subsidiary Guarantors, hereby consent to the foregoing Amendment to the Credit Agreement, and in addition, consent to the following amendment to that certain Subsidiary Guaranty dated as of August 21, 2012 (“Subsidiary Guaranty”), as amended from time to time:
1.    The second sentence of Section 9 of the Subsidiary Guaranty is hereby deleted and replaced with the following:
“Subsidiary Guarantors will not seek, accept, or retain for Subsidiary Guarantors’ own account, any payment from Borrower on account of such subordinated debt at any time when a Default or Unmatured Default exists under the Credit Agreement or the Loan Documents or when a default under any Related Swap Contract has occurred and is continuing beyond any applicable notice and cure period thereunder, and any such payments to Subsidiary Guarantors made while any such event has occurred and is continuing on account of such subordinated debt shall be collected and received by Subsidiary Guarantors in trust for the benefit of the holders of any Unsecured Indebtedness (other than Borrower or any other member of the Consolidated Group) and shall be paid over to such holders for application to such Unsecured Indebtedness on a pari passu basis in accordance with such holders' respective percentages of the total Unsecured Indebtedness, without impairing or releasing the obligations of Subsidiary Guarantors hereunder.”
2.    Except as expressly modified as provided herein, the Subsidiary Guaranty shall continue in full force and effect.
INLAND NANTUCKET SQUARE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND LANSING SQUARE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND EASTGATE SHOPPING CENTER, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND TWO RIVERS PLAZA, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:     Executive Vice President and Chief
Financial Officer

INLAND ELMWOOD PARK, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND PARK CENTER PLAZA, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND V. RICHARDS PLAZA, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND SCHAUMBURG PROMENADE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND BRUNSWICK MARKETPLACE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND MEDINA MARKETPLACE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND REAL ESTATE-ILLINOIS, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND MAPLE PARK PLACE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND SIX CORNERS, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND SKOKIE FASHION SQUARE II, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate - Illinois, L.L.C., a
Delaware limited liability company, its sole
member

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND WEST RIVER CROSSINGS, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND HICKORY CREEK, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND 250 GOLF SCHAUMBURG, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND 1738 HAMMOND, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND PLYMOUTH COLLECTION, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND FREEPORT SOUTHWEST AVENUE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND BAYTOWNE SQUARE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND RYAN, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND HUTCHINSON, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND MANKATO HEIGHTS, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND NORTH AURORA VENTURE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its manager

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND ROCHESTER MARKETPLACE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND REAL ESTATE UNIVERSITY CROSSINGS, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND WAUCONDA CROSSINGS, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND APACHE SHOPPES, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND BERGEN PLAZA, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND CHESTNUT COURT, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND ELMHURST CITY CENTRE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND ORLAND LAGRANGE RD. OUTLOT, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND REAL ESTATE HIGHWAY 41, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND ST. JAMES CROSSING, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND WAUCONDA SHOPPING CENTER, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND DOWNERS GROVE MARKETPLACE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND TFM LINCOLNSHIRE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

IN RETAIL FUND GREENTREE, L.L.C., a Delaware limited liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member
and manager

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

IN RETAIL FUND GREENTREE OUTLOT, L.L.C., a Delaware limited liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member
and manager

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND MAPLEVIEW, L.L.C., a Delaware limited liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member
and manager

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

PTI FT. WAYNE, LLC, a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

IN RETAIL FUND RAVINIA, L.L.C., a Delaware limited liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member
and manager

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

IN RETAIL FUND MARKETPLACE AT SIX CORNERS, L.L.C., an Illinois limited liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member
and manager

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND SHOWPLACE, L.L.C., a Delaware limited liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member
and manager

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND LAKEMOOR, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its manager

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND WARSAW, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND FREE MPV, L.L.C., a Delaware limited
liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation, a Maryland
corporation, its sole member and manager

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND J.8K, L.L.C., a Delaware limited liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation, a Maryland
corporation, its sole member and manager

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND GRAYHAWK, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND GOLDENROD MARKETPLACE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND BIG LAKE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND REAL ESTATE PARK SQUARE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND MOKENA MARKETPLACE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND IROQUOIS CENTER, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND OAK FOREST COMMONS, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND PT JV I, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its manager

By:    /s/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

Revolving Commitment            KEYBANK NATIONAL ASSOCIATION,
$43,400,000                    Individually and as Administrative Agent

By:    /s/ NATHAN WEYER
Name: Nathan Weyer
Title: Vice President

1200 Abernathy Road NE, Suite 1550
Atlanta, GA 30328
Phone: (770) 510-2130
Facsimile: (770) 510-2195
Attention: Nathan Weyer
Email: Nathan_Weyer@KeyBank.com

With a copy to:

KeyBank National Association
KeyBank Real Estate Capital
Mailcode OH-01-49-0424
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144
Phone: (216) 813-1603
Facsimile: (216) 370-6206
Attention: John P. Hyland

Revolving Commitment:            BANK OF AMERICA, N.A.,
$43,400,000                    Individually and as Co-Syndication Agent

By:    /s/ TRENT A. DEGUZIS
Name:    Trent A. Deguzis
Title:    SVP

Bank of America, N.A.
101 South Tryon Street
NC1-007-11-15
Charlotte, NC 28255-0001
Phone: (980) 386-7296
Facsimile: (980) 386-6434
Attention: Kay P. Ostwalt
Email: kay.p.ostwalt@baml.com

Revolving Commitment:            WELLS FARGO BANK, NATIONAL
$43,400,000                    ASSOCIATION, Individually and as
Co‑Syndication Agent

By:    /s/ WINITA LAU
Name: Winita Lau
Title: Vice President

Wells Fargo Bank
10 South Wacker Drive
Chicago, IL 60606
Phone: (312) 269-4809
Facsimile: (312) 782-0969
Attention: Karen Skutt
Email: karen.t.skutt@wellsfargo.com

Revolving Commitment:            CITIZENS BANK, NATIONAL ASSOCIATION,
$34,750,000                    Individually and as Co-Documentation Agent

By:    /s/ DONALD WOODS
Print Name:    Donald Woods
Title:    SVP

Citizens Bank
1215 Superior Avenue, 6th Floor
Cleveland, OH 44114
Phone: (216) 277-0199
Facsimile: (216) 277-4607
Attention: Donald W. Woods
Email: donald.w.woods@rbscitizens.com

Revolving Commitment:            BANK OF MONTREAL,
$34,750,000                    Individually and as Co-Documentation Agent

By:        /s/ AARON LANSKI
Print Name:    Aaron Lanski
Title:    Managing Director

Bank of Montreal
115 South LaSalle Street, 5 East
Chicago, IL 60603
Phone: (312) 461-6364
Facsimile: (312) 461-2968
Attention: Aaron Lanski
Email: aaron.lanski@harrisbank.com

Revolving Commitment:            PNC BANK, NATIONAL ASSOCIATION
$34,750,000

By:    /s/ JOEL DALSON
Print Name:    Joel Dalson
Title:    Senior Vice President

PNC Real Estate
One North Franklin Street, Suite 2150
C-L01-21
Chicago, IL 60606
Phone: (312) 338-2226
Facsimile: (312) 384-4623
Attention: Joel G. Dalson
Email: joel.dalson@pnc.com

Revolving Commitment:            FIFTH THIRD BANK
$23,150,000

By:    /s/ MICHAEL GLANDT
Print Name: Michael Glandt
Title: Vice President

Fifth Third Bank
222 South Riverside Plaza, Suite 30
Chicago, IL 60606
Phone: (312) 704-5914
Facsimile: (312) 704-7364
Attention: Michael Glandt
Email: Michael.Glandt@53.com

Revolving Commitment:            ASSOCIATED BANK, NATIONAL
$17,400,000                    ASSOCIATION, a national banking association

By:    /s/ KRISTA A. CASPER
Print Name:    Krista A. Casper
Title:    Vice President

Associated Bank, National Association
525 West Monroe Street, 24th Floor
Chicago, IL 60661
Phone: (312) 544-4655
Facsimile: (312) 544-4667
Attention: Krista Casper
Email: Krista.casper@associatedbank.com

SCHEDULE 8 (Revised)
APPLICABLE MARGINS AND FACILITY FEE PERCENTAGES
Prior to the Ratings Based Effective Date, the interest due hereunder with respect to the Advances shall vary from time to time and shall be determined by reference to the Type of Advance and the then-current Leverage Ratio. Any such change in the Applicable Margin shall be made on the fifth (5th) day subsequent to the date on which the Administrative Agent receives a compliance certificate pursuant to Section 6.1(e) with respect to the preceding fiscal quarter of Borrower, provided that the Administrative Agent does not object to the information provided in such certificate. In the event any such compliance certificate is not delivered by Borrower when due under Section 6.1(e) the Administrative Agent shall have the right, if so directed by the Required Lenders, to increase the Applicable Margins to the next higher level until such compliance certificate is delivered, by delivering written notice thereof to Borrower. Such changes shall be given prospective effect only, and no recalculation shall be done with respect to interest or Facility Letter of Credit Fees accrued prior to the date of such change in the Applicable Margin. If any such compliance certificate shall later be determined to be incorrect and as a result a higher Applicable Margin should have been in effect for any period, Borrower shall pay to the Administrative Agent for the benefit of the Lenders all additional interest and fees which would have accrued if the original compliance certificate had been correct, as shown on an invoice to be prepared by the Administrative Agent and delivered to Borrower, on the next Payment Date following delivery of such invoice. The per annum Applicable Margins that will be either added to the Alternate Base Rate to determine the Floating Rate or added to LIBOR Base Rate (as adjusted for any Reserve Requirement) to determine the LIBOR Rate for any LIBOR Interest Period (the “Leverage Based Pricing Grid”) shall be determined as follows:

Leverage Based Pricing Grid
Leverage Ratio	LIBOR Applicable Margin	ABR Applicable Margin
< 45%	1.40%	0.40%
> 45%, < 50%	1.55%	0.55%
> 50%, < 55%	1.70%	0.70%
> 55%	2.00%	1.00%

In the event the Borrower obtains an Investment Grade Rating, at the one-time irrevocable election of the Borrower by written notice to Administrative Agent, the Applicable Margins thereafter shall vary from time to time and shall be determined by reference to the Type of Advance and the then-current Credit Ratings of Borrower, and the Facility Fee Percentage shall be similarly determined. The change from the Leverage Based Pricing Grid above to the Rating Based Pricing Grid below shall be effective as of the first day (the “Ratings Based Effective Date”) of the first calendar month immediately following the month in which the Administrative Agent receives written notice delivered by the Borrower that it has achieved such Investment Grade Rating and made the irrevocable election provided for above. Any subsequent change in any of the Borrower’s Credit Ratings which would cause a different level to be applicable shall be effective as of the first day of the first calendar month immediately following the month in which the Administrative Agent receives written notice delivered by the Borrower that such change in a Credit Rating has occurred; provided, however, if the Borrower has not delivered the notice required but the Administrative Agent becomes aware that any of the Borrower’s Credit Ratings have changed, then the Administrative Agent shall adjust the level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware of such change in Borrower’s Credit Ratings. The per annum Applicable Margins that will be either added to the Alternate Base Rate to determine the Floating Rate or added to LIBOR Base Rate (as adjusted for any Reserve Requirement) to determine the LIBOR Rate for any LIBOR Interest Period and the Facility Fee Percentage (the “Ratings Based Pricing Grid”) shall be determined as follows:

Ratings Based Pricing Grid
Credit Rating (S&P/Fitch/Moody’s)	LIBOR Applicable Margin	ABR Applicable Margin	Facility Fee Percentage
At least A- or A3	0.875%	0.00%	0.125%
At least BBB+ or Baa1	0.925%	0.00%	0.15%
At least BBB or Baa2	1.05%	0.05%	0.20%
At least BBB- or Baa3	1.30%	0.30%	0.25%
Below BBB- and Baa3	1.70%	0.70%	0.30%

If the rating agencies assign Credit Ratings which correspond to two different but adjacent levels in the Ratings Based Pricing Grid, the Applicable Margins and Facility Fee Percentage will be determined based on the level corresponding to the lower of such two levels of Credit Ratings. If the rating agencies assign Credit Ratings which correspond to either three different levels in the Ratings Based Pricing Grid or to two different, non-adjacent levels in the Ratings Based Pricing Grid, the Applicable Margins and Facility Fee Percentage will be determined based on the level which is one (1) level above the lowest of such Credit Ratings.

Once the Borrower has elected to be subject to the Ratings Based Pricing Grid, the Leverage Based Pricing Grid shall cease to be available and the Unused Fee shall no longer be applicable and if the Borrower shall thereafter fail to meet the requirement for an Investment Grade Rating, the level titled “Below BBB- and Baa3” in the Ratings Based Pricing Grid shall apply.